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                                                                   Exhibit 10.14

                         PHELPS DODGE 2003 STOCK OPTION
                            AND RESTRICTED STOCK PLAN

                                   SECTION 1

                                     PURPOSE

         The purpose of the Plan is to foster and promote the long-term financial success of the Corporation and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Corporation by Employees, and (c) enabling the Corporation to attract and retain the services of an outstanding team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

                                   SECTION 2

                                   DEFINITIONS

                  2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

                  (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (b) "Adjustment Event" shall mean any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Common Shares or recapitalization of the Corporation.

                  (c) "Board" shall mean the Board of Directors of the Corporation.

                  (d) "Common Shares" shall mean the Common Shares of the Corporation.

                  (e) "Cause" shall mean (i) the willful failure by the Participant to perform substantially his duties as an Employee (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) serious misconduct on the part of the Participant that is injurious to the Corporation or any Subsidiary in any way, including, without limitation, by way of damage to any of their respective reputations or standings in their respective industries, (iii) the conviction of, or entrance of a plea of nolo contendere by, the Participant with respect to a crime that constitutes a felony or (iv) the breach by the Participant of any written covenant or agreement with the Corporation or any

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         Subsidiary not to disclose any information pertaining to the
         Corporation or any Subsidiary or not to compete or interfere with the Corporation or any Subsidiary.

                  (f) A "Change of Control" shall be deemed to have taken place at the time (i) when any "person" or "group" of persons (as such terms are used in Section 13 and 14 of the Act), other than the Corporation or any employee benefit plan sponsored by the Corporation, becomes the "beneficial owner" (as such term is used in Section 13 of the Act) of 25% or more of the total number of the Corporation's common shares at the time outstanding, or (ii) of the approval by the vote of the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation of any merger or consolidation with any other corporation (other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation (the "Surviving Entity") or its direct or indirect parent (the "Survivor Parent")) at least 80% of the combined voting power of the securities of the Corporation or the Surviving Entity or Survivor Parent outstanding immediately after such merger or consolidation); sale of assets; liquidation; or reorganization in which the Corporation will not survive as a publicly owned corporation (the transactions described above being collectively referred to as the "Transaction"); provided that a Change of Control will occur in the circumstances described above only if the Transaction is ultimately consummated, or
         (iii) when the individuals who, at the beginning of any period of two years or less, constituted the Board cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" shall mean a Committee of the Board, which shall consist of two or more members. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 as promulgated under the Act, or meet any other applicable standard for administrators under that or any similar rule which may be in effect from time to time. Each member of the Committee shall serve at the pleasure of the Board.

                  (i) "Corporation" shall mean Phelps Dodge Corporation, a New York corporation, and any successor thereto.

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                  (j) "Disability" shall mean the Participant is eligible to receive benefits under the Phelps Dodge Corporation Long-Term Disability Plan ("LTD Plan"), or any successor to the LTD Plan. If no long-term disability plan is currently sponsored by the Corporation, "Disability" shall be determined by referring to the terms and conditions of the long-term disability plan most recently sponsored by the Corporation.

                  (k) "Employee" shall mean any executive or other key employee of the Corporation or any Subsidiary (as determined by the Committee in its sole discretion).

                  (l) "Fair Market Value" shall mean the mean of the high and low prices of the Common Shares on the Consolidated Trading Tape on the date of determination or, if no sale of Common Shares is recorded on the Tape on such date, then on the next preceding day on which there was such a sale.

                  (m) "Immediate Family Member" shall mean with respect to a Participant, the Participant's spouse, ancestors (including parents and grandparents), siblings (including half-brothers and sisters), and descendants (including children, grand children and great grandchildren), as well as any entity, such as a limited liability company, partnership or trust, in which all of the beneficial ownership interests are held directly or indirectly by the Participant or a natural person who is an Immediate Family Member. For purposes of this definition, individuals who have the legal relationship described herein through legal adoption and the children of the Participant's spouse or the spouse of one of the Participant's children or grandchildren shall be treated as Immediate Family Members.

                  (n) "Option" shall mean the right to purchase Common Shares at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" within the meaning of Section 422 of the Code or (ii) an Option which is not an Incentive Stock Option (a "Nonqualified Stock Option").

                  (o) "Participant" shall mean any Employee designated by the Committee to receive an option or share of Restricted Stock under the Plan.

                  (p) "Plan" shall mean the 2003 Stock Option and Restricted Stock Plan, as set forth herein and as the same may be amended from time to time.

                  (q) "Predecessor Plans" shall mean the Phelps Dodge 1993 Stock Option and Restricted Stock Plan and the Phelps Dodge 1998 Stock Option and Restricted Stock Plan.

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                  (r) "Restricted Period" shall mean the period during which shares of Restricted Stock are subject to forfeiture and restrictions on transferability pursuant to Section 6.2 of the Plan.

                  (s) "Restricted Stock" shall mean stock granted to a Participant pursuant to the Plan which is subject to forfeiture and restrictions on transferability in accordance with Section 6 of the Plan.

                  (t) "Retirement" shall mean termination of a Participant's employment on or after the Participant's normal retirement date or early retirement under any pension or retirement plan of the Corporation or a Subsidiary.

                  (u) "Subsidiary" shall mean any company in which the Corporation and/or another Subsidiary owns 50% or more of the total combined voting power of all classes of stock.

                  2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural and the plural shall include the singular.

                                   SECTION 3

                                 ADMINISTRATION

                  3.1 Power to Grant and Establish Terms of Awards. The Committee shall have authority, subject to the terms of the Plan, to determine the Employees eligible for Options and awards of Restricted Stock and those to whom Options or Restricted Stock shall be granted, the number of Common Shares to be covered by each Option or award of Restricted Stock, any conditions that may be imposed upon the grant of an Option, the time or times at which Options or Restricted Stock shall be granted, and the terms and provisions of the instruments by which Options or Restricted Stock shall be evidenced; to designate Options as Incentive Stock Options or Nonqualified Stock Options; to permit Participants to elect to defer the issuance of Common Shares otherwise deliverable upon the exercise of an Option on such terms and subject to such conditions as the Committee shall determine; and to determine the period of time during which restrictions on Restricted Stock shall remain in effect. The grant of any Option to any Employee or an award of Restricted Stock shall neither entitle such Employee to, nor disqualify him from, participation in any other grant of Options or award of Restricted Stock. Notwithstanding anything else contained in the preceding sentence to the contrary, in no event may the number of Common Shares subject to Options granted to any single Participant within any 12-month period exceed 350,000 Common Shares, as such number may be adjusted pursuant to Section 4.3.

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                  3.2 Administration. Any Option grant or award of Restricted
Stock made by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee, by majority action thereof, is authorized to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Corporation, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan to carry out its provisions and purposes. Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons. The Committee may consult with legal counsel, who may be counsel to the Corporation, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. Without limiting the generality of the foregoing, the Committee may delegate to any officer of the Corporation or any committee comprised of officers of the Corporation the authority to take any and all actions permitted or required to be taken by the Committee hereunder; provided that such delegation shall not be permitted with respect to Options or other awards granted or to be granted to any officer of the Corporation and that, to the extent the Committee delegates authority to grant Options and other awards hereunder, such delegation shall specify the aggregate number of Common Shares that may be awarded pursuant to such delegation and may establish the maximum number of Common Shares that may be subject to any award made pursuant to such delegation and any other limitations thereon that the Committee may choose to impose.

                                   SECTION 4

                              STOCK SUBJECT TO PLAN

                  4.1 Number. The stock as to which Options and awards of Restricted Stock may be granted shall be Common Shares. When Options are exercised or Restricted Stock is awarded, the Corporation may either issue unissued Common Shares or transfer issued shares held in its treasury. Subject to adjustment as provided in Section 4.3 below, the total number of Common Shares (i) which may be sold to Employees under the Plan pursuant to Options and
(ii) that may be transferred or issued as Restricted Stock pursuant to Section 6 shall not exceed the sum of (A) 3,500,000 Common Shares, and (B) the number of Common Shares remaining available for issuance under the Phelps Dodge 1998 Stock Option and Restricted Stock Plan on the Effective Date. Notwithstanding the foregoing, the total number of Common Shares that may be transferred or issued hereunder as awards of Restricted Stock pursuant to Section 6 shall not exceed 1,500,000 Common Shares, plus that number of the Common Shares referred to in subclause (B) of the immediately preceding sentence that, on the Effective Date, were available for awards of restricted stock under the Phelps Dodge 1998 Stock Option and Restricted Stock Plan. Any Option settled in cash shall reduce the number of

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Common Shares under the Plan by the number of shares that would have been issued had the Option been exercised for Common Shares.

                  4.2 Canceled, Terminated or Forfeited Awards. If, after the Effective Date, an Option granted hereunder or an Option granted under a Predecessor Plan which is outstanding on the date hereof expires, or is terminated, canceled or otherwise surrendered by a Participant prior to its exercise, or if shares of Restricted Stock are returned to the Corporation pursuant to the terms of the Plan or if shares of Restricted Stock awarded under a Predecessor Plan which are still restricted on the date hereof are returned to the Corporation prior to the time at which a Participant's rights become nonforfeitable, the Common Shares covered by such Option immediately prior to such expiration or other termination or the Common Shares affected by such return of Restricted Stock shall be available for future grants under the Plan.

                  4.3 Adjustment in Capitalization. The number and price of Common Shares covered by each Option, the maximum number of Common Shares that be awarded as Options under Section 3.1 and the total number of Common Shares that may be sold, issued or transferred under the Plan shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, an Adjustment Event. To the extent deemed equitable and appropriate by the Committee, subject to any required action by stockholders, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Common Shares covered by the Option would have been entitled to receive in connection with such event.

         Any shares of stock (whether Common Shares, shares of stock into which Common Shares are converted or for which Common Shares are exchanged or shares of stock distributed with respect to Common Shares) or cash or other property received with respect to any award of Restricted Stock granted under the Plan as a result of any Adjustment Event, any distribution of property or any merger, consolidation, reorganization, liquidation, dissolution or other similar transaction shall, except as provided in Section 6.4 or as otherwise provided by the Committee at or after the date an award of Restricted Stock is made by the Committee, be subject to the same terms and conditions, including restrictions on transfer, as are applicable to such shares of Restricted Stock and any stock certificate(s) representing or evidencing any shares of stock so received shall be legended in substantially the same manner as provided in Section 6.5 hereof.

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                                   SECTION 5

                                  STOCK OPTIONS

                  5.1 Grant of Options. The date of grant of an Option under the Plan will be the date on which the Option is awarded by the Committee or, if so determined by the Committee, the date on which occurs any event the occurrence of which is an express condition precedent to the grant of the Option. The aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Corporation or any Subsidiary shall not exceed $100,000 or such other amount as may be subsequently specified by the Internal Revenue Code of 1986, as amended. Options shall be evidenced by instruments in such form or forms as the Committee may from time to time approve.

                  5.2 Option Price. The Option price per share shall be at or above the Fair Market Value of the optioned shares on the day the Option is granted (as determined under Section 5.1).

                  5.3 Payment. Upon exercise, the Option price shall be paid (i) in cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Option; (ii) in the discretion of the Committee, in already owned Common Shares of the Corporation having a Fair Market Value on the date of exercise equal to such Option price or in a combination of cash and Common Shares or (iii) in accordance with such procedures or in such other form as the Committee shall from time to time determine.

                  5.4 Term and Exercise of Options. Each Incentive Stock Option shall expire not later than the tenth anniversary of the date of its grant, and each Nonqualified Stock Option shall expire not later than the day after the tenth anniversary of the date of its grant. Options shall become exercisable in three or four substantially equal annual installments commencing on the first anniversary of the date of grant, as the Committee in its discretion shall determine, or at such other times and upon the occurrence of such other events or conditions as the Committee may determine at or after the grant of such Option. Notwithstanding the foregoing, the Committee may include in any Option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier or later date, or upon the occurrence of such earlier or later event, as may be specified by such provision. Without limiting the generality of the foregoing, the Committee may approve, pursuant to the foregoing sentence, provisions making installments exercisable (i) upon a Participant's Retirement (provided that, in the event that the Participant is retiring prior to his normal retirement date and such retirement is not determined by the Committee to be adverse to the Corporation, such acceleration shall be conditioned upon the execution by the Participant

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of a release in favor of the Corporation and its affiliates in a form acceptable to the Corporation), (ii) not later than the date the Participant ceases to be employed by the Corporation if he ceases to be so employed within two years following a Change of Control of the Corporation, and (iii) at such time and for such period as the Committee deems appropriate, in the event of a Change of Control. Except as may be provided in any provision approved by the Committee pursuant to this Section 5.4, after becoming exercisable each installment shall remain exercisable until expiration, termination or cancellation of the Option. An Option may be exercised from time to time, in whole or in part, up to the total number of Common Shares with respect to which it is then exercisable.

                  5.5 Termination of Employment. If the Participant ceases to be employed by the Corporation or a Subsidiary other than by reason of death, Disability, Retirement or the Participant's termination for Cause, all Options granted to him and exercisable on the date of his termination of employment shall terminate on the earlier of such Options' expiration or one month (or such greater period of time, not to exceed one year, determined by the Committee in its sole discretion) after the day his employment ends. If the Participant ceases to be employed on account of Disability or Retirement, all Options granted to him and exercisable on the date of his termination of employment due to Disability or his Retirement shall terminate on the earlier of such Options' expiration or the fifth anniversary of the day of such termination or Retirement. If the Participant's employment is terminated for Cause, all Options granted to such Participant which are then outstanding shall be forfeited. Except as otherwise determined by the Committee at or after grant of any Option, any installment which has not become exercisable prior to the time the Participant ceases to be employed by the Corporation or a Subsidiary other than by reason of death shall lapse and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

                  5.6 Exercise upon Death of Participant. Each Participant having Nonqualified Stock Options may designate, on such forms as may be approved by the Corporation from time to time, a beneficiary or beneficiaries with respect to the Participant's Nonqualified Stock Options should the Participant die prior to the exercise of the Participant's Nonqualified Stock Options. To be effective, any beneficiary designation forms completed by a Participant must have been delivered to the Corporation. A Participant may change a beneficiary designation by executing and delivering to the Corporation a new beneficiary designation form. Upon receipt of such designation by the Corporation, such designation or change of designation shall be effective as of the date of the notice, regardless of whether the Participant is living at the time the notice is received by the Corporation . If the Participant dies while he is employed by the Corporation or a Subsidiary, his Options may be exercised, for the full number of Common Shares covered thereby for which such Options were not previously

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exercised, by his estate, personal representative or beneficiary who acquires the Options by beneficiary designation, will or by the applicable laws of descent and distribution, at any time prior to the earlier of the Options' expiration or the fifth anniversary of the Participant's death. Such Options shall terminate upon the earlier of such Options' expiration or the fifth anniversary of such Participant's death. If the Participant dies while he is no longer employed by the Corporation, his Options may be exercised, for the number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquires the Options by beneficiary designation, will or by the applicable laws of descent and distribution, at any time prior to the termination date provided by Section 5.5.

                                   SECTION 6

                                RESTRICTED STOCK

                  6.1 Grant of Restricted Stock. Any award made hereunder of Restricted Stock shall be subject to the terms and conditions of the Plan and to any other terms and conditions not inconsistent with the Plan (including, but not limited to, requiring the Employee to pay the Corporation an amount equal to the par value per share for each share of Restricted Stock awarded) as shall be prescribed by the Committee in its sole discretion. The Committee may require that, as a condition to any award of Restricted Stock under the Plan, the Employee shall have entered into an agreement with the Corporation setting forth the terms and conditions of such award and such other matters as the Committee, in its sole discretion, shall have determined. As determined by the Committee, the Corporation shall either (i) transfer or issue to each Participant to whom an award of Restricted Stock has been made the number of shares of Restricted Stock specified by the Committee or (ii) hold such shares of Restricted Stock for the benefit of the Participant for the Restricted Period.

                  6.2 Restrictions on Transferability. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided.

                  6.3 Rights as a Shareholder. Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote and the right to receive dividends.

                  6.4 Lapse of Restricted Period. Unless the Committee shall otherwise determine at or after the date an award of Restricted Stock is made to the Participant by the Committee, the Restricted Period shall commence upon the date of grant and shall lapse with respect to the shares of Restricted Stock on the earlier of: (a) the third anniversary of the date of grant, in the case of an award of restricted stock that vests

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based on the passage of time and the performance of continuous service as an employee, (b) the first anniversary of the date of grant, in the case of a restricted stock award that vests based on the achievement of specified performance criteria or (c) the date of a Change of Control, unless sooner terminated as otherwise provided herein. The determination of whether the Participant has achieved such performance goals shall be made by the Committee in its sole discretion. Notwithstanding the foregoing, if a Participant incurs a tax liability in respect of an award of Restricted Stock prior to the time the Restricted Period would otherwise lapse hereunder (other than by reason of the election by the Participant under the Code to be taxed as the time of grant), the Restricted Period shall lapse on the date such tax liability arises with respect to the number of whole Common Shares having a Fair Market Value at such time no greater than the amount required to satisfy all tax withholding requirements applicable thereto (as determined in accordance with Section 9.3 hereof). Unless the Committee determines otherwise, the Corporation shall withhold such released Common Shares to satisfy such withholding obligations.

                  6.5 Legend. Each certificate issued to a Participant in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                  "The shares of stock represented by this certificate are subject to the terms and conditions contained in the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and may not be sold, pledged, transferred, assigned, hypothecated, or otherwise encumbered in any manner until".

                  6.6 Death, Disability or Retirement. Unless the Committee shall otherwise determine at the date of grant, if a Participant ceases to be employed by the Corporation or any Subsidiary by reason of death, Disability or Retirement, the Restricted Period covering all shares of Restricted Stock transferred or issued to such Participant under the Plan shall immediately lapse.

                  6.7 Termination of Employment. Unless the Committee shall otherwise determine at or after the date of grant, if a Participant ceases to be employed by the Corporation or any Subsidiary for any reason other than those specified in Section 6.6 at any time prior to the date when the Restricted Period lapses, all shares of Restricted Stock owned by such Participant shall revert back to the Corporation upon the Participant's termination of employment. Whether authorized leave of absence or absence in military or government service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

                  6.8 Issuance of New Certificates. Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be

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subject to the restrictions imposed under Section 6.2 and the Corporation shall issue or have issued new share certificates without the legend described in
Section 6.5 in exchange for those previously issued.

                                   SECTION 7

                        TERMINATION AND AMENDMENT OF PLAN

         The Board may terminate or amend the Plan in any respect at any time, except that without the approval of the holders of a majority of Common Shares present and voting on the proposal at a meeting of shareholders, the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 4.3), the category of persons eligible to receive Options and shares of Restricted Stock may not be changed, the purchase price at which shares may be offered pursuant to Options may not be reduced (except by adjustment pursuant to Section 4.3) and the expiration date of the Plan may not be extended. No action of the Board or shareholders, however, may, without the consent of a Participant alter or impair his rights under any Option or award of Restricted Stock previously granted.

                                   SECTION 8

             APPLICABILITY OF PLAN TO GRANTS UNDER PREDECESSOR PLANS

         The provisions of the Plan relating to Options and Restricted Stock grants shall apply to, and govern, existing Option and restricted stock grants made under the Predecessor Plans as if such awards were granted hereunder (except that no such awards shall count against the share limit set forth in Section 4.1) and such Options and restricted stock grants shall, where appropriate, be deemed to have been amended to provide any additional rights, subject in the case of Options and restricted stock grants outstanding as of the date of adoption of this Plan by the Board, to the right of an affected Participant to consent to the application of such amendments to such grants as provided in Section 7.

                                   SECTION 9

                            MISCELLANEOUS PROVISIONS

                  9.1 Nontransferability of Awards. Unless the Committee otherwise determines at or after grant to permit any award made hereunder to be transferable to the Immediate Family Members of a Participant, an award granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than in accordance with a beneficiary designation effective on the death of the Participant, by will or by the applicable laws of descent and distribution. All rights with respect to

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awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                  9.2 Securities Law Compliance. Instruments evidencing Options or awards of Restricted Stock may contain such provisions as the Committee deems appropriate in respect of any securities laws and such other provisions, not inconsistent with the Plan, as the Committee deems advisable. Common Shares received pursuant to the Plan shall be transferable only if the proposed transfer will be in compliance with applicable securities laws.

                  9.3 Tax Withholding. The Corporation shall have the power to withhold, or require a Participant to remit to the Corporation promptly upon notification of the amount due, an amount sufficient to satisfy federal, state and local withholding tax requirements on any award under the Plan, and the Corporation may defer payment of cash or issuance or delivery of Common Shares until such requirements are satisfied. Subject to any required withholding of Common Shares pursuant to Section 6.4, the Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have Common Shares otherwise issuable or deliverable under the Plan withheld by the Corporation or (ii) to deliver to the Corporation previously acquired shares of Stock, in each case, having a Fair Market Value sufficient to satisfy all or part of the minimum amount of the Participant's total federal, state and local tax withholding obligation associated with the transaction.

                  9.4 Term of Plan. This Plan shall be effective as of the date of approval by the holders of the Common Shares at the 2003 Annual Meeting of Shareholders. This Plan shall expire on March 31, 2013 (except as to Options and Restricted Stock outstanding on that date), unless sooner terminated pursuant to
Section 7 of the Plan.

                  9.5 Governing Law. The Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

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                             STOCK OPTION AGREEMENT

            Phelps Dodge 2003 Stock Option and Restricted Stock Plan

         STOCK OPTION AGREEMENT, dated _____________ __, __, between PHELPS DODGE CORPORATION, a New York corporation (the "Corporation"), and _____________ (the "Employee").

         The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 2003 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee an option under the Plan to purchase Common Shares of the Corporation on the terms set forth below.

         To evidence the option so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:

         1. Confirmation Of Grant Of Option; Option Price. The Corporation hereby evidences and confirms its grant to the Employee of (i) an option (the "Option") to purchase ___ of the Corporation's Common Shares at an option price of $ ____ per share. The Option granted hereby shall be subject to the provisions of the Plan. Capitalized terms used herein that are not defined in this Agreement shall have the meanings assigned to such terms in the Plan.

         2. Term For Exercise.

         (a) The Option shall become exercisable, subject to the provisions of this Section 2 and Sections 3 and 4 hereof, in installments of ______ Common Shares on the first anniversary of the date of grant of the Option, ______ Common Shares on the second anniversary and _____ Common Shares on the third anniversary. Unless an earlier expiration date is specified by this Agreement (or, if applicable, in Supplement A), the Option shall expire at 5:00 P.M., Arizona Mountain Standard Time (such time shall hereinafter be referred to as the "End of Business"), on the day after the tenth anniversary of the date on which the Option was granted (the "Termination Date").

         (b) Without limiting the generality of the foregoing, in the event:

                  (i) of the consummation, following the approval by the vote of the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation, of any merger or consolidation with any other corporation (other than a merger or consolidation which would result in the voting securities of the

         Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation (the "Surviving Entity") or its direct or indirect parent (the "Survivor Parent")), at least 80% of the combined voting power of the securities of the Corporation or the Surviving Entity or Survivor Parent outstanding immediately after such merger or consolidation); sale of assets; liquidation; or reorganization in which the Corporation will not survive as a publicly owned corporation (the transactions described above being collectively referred to as the "Transaction") (the consummation of any such Transaction hereinafter referred to as a "Merger Consummation"); or (ii) any of the Corporation's Common Shares are purchased pursuant to a tender or exchange offer other than an offer by the Corporation, any Subsidiary of the Corporation (as defined in the Plan and hereinafter referred to as a "Subsidiary"), or any employee benefit plan maintained by the Corporation or a Subsidiary (such purchase hereinafter referred to as a "Tender Purchase");

then the Option shall become exercisable during the period beginning on the date of the Merger Consummation or Tender Purchase, as the case may be, and ending on the thirtieth day following such date (but in no event shall the Option become exercisable under this paragraph earlier than six months from the date on which the Option was granted (the "Grant Date")). If any portion of the Option shall be exercised, the Option shall thereafter remain exercisable, according to its terms, only with respect to the number of Common Shares as to which the Option would otherwise be exercisable less the number of Common Shares with respect to which the Option has previously been exercised.

         3. Who May Exercise. During the Employee's lifetime the Option may be exercised only by him. Each Participant having Nonqualified Stock Options may designate, on such forms as may be approved by the Corporation from time to time, a beneficiary or beneficiaries with respect to the Participant's Nonqualified Stock Options should the Participant die prior to the exercise of the Participant's Nonqualified Stock Options. To be effective, any beneficiary designation forms completed by a Participant must have been delivered to the Corporation. A Participant may change a beneficiary designation by executing and delivering to the Corporation a new beneficiary designation form. Upon receipt of such designation by the Corporation, such designation or change of designation shall be effective as of the date of the notice, regardless of whether the Participant is living at the time the notice is received by the Corporation. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Option may be exercised for the full number of Common Shares specified in Section 1 hereof less the number of Common Shares with respect to which the Option has previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Option by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, his Options may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Option by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 hereof. Following the End of Business on the earlier of the Termination Date, the fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Option shall expire.

         4. Exercise After Termination of Employment. If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined in the Plan), Retirement (as defined in the Plan) or the Employee's termination for Cause (as defined in the Plan), the Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or Retirement, the Option shall remain exercisable, to the extent exercisable on the date of the Employee's termination of employment, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of such termination of employment; provided, however, that, in the event the Employee's employment with the Corporation terminates not earlier than six months from the Grant Date as a result of the Employee's Disability or Retirement, unless the Employee retires prior to his Normal Retirement Date, as defined under the Phelps Dodge Retirement Plan (or any successor plan thereof) under conditions determined by the Committee to be adverse to the Corporation or the Employee does not sign a release of claims satisfactory to the Corporation, the Option shall become exercisable immediately prior to the End of Business on the date the Employee's employment terminates for the purchase of the full number of Common Shares specified in Section 1 of the Agreement less the number of Common Shares with respect to which the Option has previously been exercised. If the Employee's employment is terminated for Cause, all Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Option which is not exercisable on the date the Employee's employment terminates for any reason other than death, Disability, or Retirement shall expire at the End of Business on such termination date. Any portion of the Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this
Section 4 shall expire following the End of Business on the last day on which the Option could have been exercised.

         5. Restrictions on Exercise. The Option may be exercised only with respect to full Common Shares. No fractional shares shall be issued. The Option may not be exercised in whole or part:

         (a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured or if, as determined by the Committee, a violation of any applicable securities laws may result; or

         (b) unless the Common Shares subject to the Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares.

         The Corporation may require that, as a condition to any exercise of the Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.

         6. Manner of Exercise. To the extent the Option shall be exercisable in accordance with the terms hereof, and subject to the applicable law and regulations and such administrative regulations as the Committee may have adopted, the Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Option by Grant Date, the option price and whether or not the Agreement includes Supplement A, (ii) specifying the number of Common Shares with respect to which the Option is being exercised, and (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Option is being exercised, or (3) in a combination of (1) and (2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.

         For valuation purposes, the day of exercise of the Option shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.

         In the event that the Option shall be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his or her right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Option or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Option to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.

         7. Nonassignability. Unless the Committee shall otherwise so specify by a supplement to this Agreement approved in connection with the award hereof or at any subsequent time, the Option shall not be assignable or transferable except by beneficiary designation, will or by the applicable laws of descent and distribution to the extent contemplated by Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship, or in the name of a trust or other legal entity established to hold property for the benefit of the Employee or members of his immediate family.

         8. Rights As Stockholder. The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. Capital Adjustments. The number and price of the Common Shares covered by the Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Option would have been entitled to receive in connection with such event.

         10. Withholding.

         (a) The Corporation's obligation to deliver Common Shares upon the exercise of the Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements.

         (b) Unless this Agreement includes Supplement A (making it an incentive stock option), the Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.

         11. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

         12. Supplements. Attached hereto are the following supplements:

         Supplement A - Incentive Stock Options

         Supplement B - Change of Control

Any such supplements so attached are incorporated herein and constitute a part of this Agreement as though set forth in full herein. Additional supplements may be added to this Agreement at a later date by the Committee; provided, however, that if any such additional supplement adversely affects the rights of the Employee under this Agreement, such supplement shall not be or become effective unless and until the Employee consents to its addition in writing. All capitalized terms used in such supplements without definition shall have the meaning determined under this Agreement.

         13. Predecessor Plans. The Employee hereby acknowledges and agrees that all of the Employee's outstanding options that were granted pursuant to the Predecessor Plans (as defined in the Plan) shall hereafter become subject to the terms of this Agreement.

         IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

                                                     PHELPS DODGE CORPORATION


                                                     By
                                                       -------------------------
                                                       Senior Vice President



                                                       -------------------------
                                                       Employee

                                                                    Supplement A
                                                       [Incentive Stock Option -
                                                         2003 Stock Option Plan]

         Supplement A to the Stock Option Agreement (the "Agreement") dated between Phelps Dodge Corporation (the "Corporation") and (the "Employee").

         1. Term of the Option. Each incentive stock option shall expire on the tenth anniversary of the date of its grant.

         2. Disposition of Shares. If the Employee disposes of any Common Shares received upon exercise of the Option within two years after the Option was granted to him or within one year after the Common Shares were transferred to him upon exercise of the Option, whether by sale, gift, or otherwise, the Employee shall notify the Secretary of the Corporation of the number of such Common Shares disposed of, the date on which disposed of, the manner of disposition and the amount, if any, realized upon such disposition, and shall promptly pay to the Corporation the amount, if any, that the Corporation specifies in a written notice to the Employee as required to be withheld with respect to such exercise and disposition pursuant to any applicable federal, state or local tax withholding requirements.

         3. Interpretation of Agreement. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                                                                    Supplement B
                                                            [Change of Control -
                                                         2003 Stock Option Plan]

         Supplement B to the Stock Option Agreement (the "Agreement") dated _______, between Phelps Dodge Corporation (the "Corporation") and
______________________, (the "Employee").

         1. Additional Trigger Event for Exercisability. In addition to the provisions of Section 2 of the Agreement, in the event the Employee's employment with the Corporation or any Subsidiary terminates by reason of a Qualifying Termination (as defined below) not earlier than six months from the date on which the Option was granted and within two years after a Change of Control (as defined below) of the Corporation, the Option shall become exercisable, no later than the date of such termination, for the purchase of the full number of Common Shares specified in Section 1 of the Agreement.

         For the purpose of this Supplement B:

         A "Change of Control" shall have the meaning set forth in the Plan.

         A "Qualifying Termination" means a termination of the Employee's employment with the Corporation or any Subsidiary of the Corporation (under circumstances where the Employee is no longer employed by the Corporation or any such Subsidiary) (i) by the Employee for Good Reason, or (ii) by the Corporation or a Subsidiary without Cause as specifically defined below in this Supplement B, and (iii) prior to the Employee's death or Disability as specifically defined below in this Supplement B.

         a. Cause. For purposes of the definition of Qualifying Termination, "Cause" shall mean willful misconduct in the performance of the Employee's duties which results in a material detriment to the Corporation, and its subsidiaries, taken as a whole.

         b. Disability. For purposes of the definition of Qualifying Termination, "Disability" shall have the meaning given to that term in the Phelps Dodge Corporation Long-Term Disability Insurance Plan.

         c. Good Reason. For purposes of the definition of Qualifying Termination, "Good Reason" means a termination of employment with the Corporation and its Subsidiaries by the Employee under any of the following circumstances:

                  (i) such termination occurs more than 180 days following the time when a Change of Control takes place and such Change of Control has not been approved by a resolution adopted by the Board of Directors of the Corporation as constituted immediately prior to such Change of Control; or

                  (ii) the Employee terminates his or her employment on account of one or more of the following events (and the Employee has not agreed to such event in writing):

                           (A) the assignment to the Employee of any duties
                  inconsistent, in a way materially adverse to the Employee, with his or her positions, duties, responsibilities and status with the Corporation and its Subsidiaries immediately prior to a Change of Control, or a material reduction in the duties and responsibilities held by the Employee immediately prior to such Change of Control; a change in the Employee's reporting responsibilities, titles or offices as in effect immediately prior to such Change of Control; or any removal of the Employee from or any failure to re-elect the Employee to any position with the Corporation or any Subsidiary that the Employee held immediately prior to such Change of Control except in connection with the Employee's promotion or the termination of his or her employment; or

                           (B) a reduction by the Corporation or any Subsidiary
                  in the Employee's base salary as in effect immediately prior to such Change of Control; the failure by the Corporation or any such Subsidiary to continue in effect any employee benefit plan or compensation plan (including any incentive compensation or bonus programs) in which the Employee is participating immediately prior to such Change of Control unless the Employee is permitted to participate in other plans providing him or her with substantially comparable benefits; or the taking of any action by the Corporation or any such Subsidiary, which would adversely affect the Employee's participation in or materially reduce his benefits under any such employee benefit or compensation plan; or

                           (C) the Corporation's or any Subsidiary's requiring
                  the Employee to be based anywhere other than a location within 50 miles of his or her location immediately prior to such Change of Control; or the Corporation's or any Subsidiary's requiring the Employee to travel on the Corporation's or any Subsidiary's business to an extent substantially more burdensome than his or her travel obligations immediately prior to such Change of Control.

[PHELPS DODGE CORPORATION LETTERHEAD]

_____ __, 2003

Phelps Dodge Corporation

                            Award of Restricted Stock

Dear :

         Phelps Dodge Corporation (the "Company") is pleased to confirm to you that at a meeting held on _____ __, 2003 ("Grant Date"), the Compensation and Management Development Committee of the Board of Directors of Phelps Dodge Corporation (the "Committee") awarded you __________ shares of Restricted Stock of the Company pursuant to the 2003 Stock Option and Restricted Stock Plan (the "Plan").

         This letter will confirm the following agreement between you and the Company pursuant to the Plan. Capitalized terms used herein that are not defined in the Award of Restricted Stock letter shall have the meanings assigned to such terms in the Plan. This award of Restricted Stock is subject to the terms and conditions of the Plan, as supplemented by this letter.

         1. Restriction on Transfer. Except as provided in paragraphs 3 and 4 below, the shares of Restricted Stock awarded to you hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until __________ (the "Restricted Period").

         Notwithstanding the foregoing, if the Restricted Period for any shares of Restricted Stock would lapse during any "blackout period" as defined in
Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, then, unless otherwise determined by the Committee, the Restricted Period for such shares shall not lapse until the first day following the expiration of such blackout period.

         2. Forfeiture of Restricted Stock. Except as provided in paragraph 3 below, if your employment with the Company and its Subsidiaries terminates prior to the end of any applicable Restricted Period for any reason including, without limitation, any termination by you or by the Company in its absolute discretion, your shares of Restricted Stock, for which the applicable Restricted Period has not lapsed, shall revert back to the Company without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock. In the case of such reversion, such shares shall be retransferred to the Company by means of the stock power referred to in paragraph 5 below.

         3. Death, Disability or Retirement. If your employment with the Company and its Subsidiaries terminates by reason of your death, your Disability or your Retirement (except for a termination occurring within six months of the Grant Date on account of your Disability or Retirement), any Restricted Period still in effect shall lapse upon your termination of employment.

         4. Change of Control. Any Restricted Period still in effect shall lapse in the event that, on or after the date six months after the Grant Date, a Change of Control occurs.

         5. Rights as a Shareholder. Subject to the provisions of paragraph 7 below, you shall have all the rights of a holder of Common Shares with respect to your Restricted Stock, including the right to vote the shares and to receive dividends. Notwithstanding the foregoing, your Restricted Stock shall be held by the Company prior to the lapse of the applicable Restricted Period and you shall deliver to the Company a stock power executed in blank in such form as the Company shall determine.

         6. Administration. The Plan is administered by the Committee and any interpretation or construction of the Plan or this letter by the Committee, and any determination made by the Committee pursuant to the Plan or this letter, shall be conclusive and binding on the Company, you and any other interested party.

         7. Conversion and Property Distributions. In the event your Restricted Stock is exchanged for or converted into securities other than Common Shares or in the event that any distribution is made with respect to such Restricted Stock either in Common Shares or in other property or by way of an extraordinary cash dividend, the securities or other property or cash that you receive shall be subject to the same restrictions as apply to your Restricted Stock, including those provided by the last sentence of paragraph 5 above.

         8. Withholding. You shall be required to pay, as a condition of receiving a share certificate without legend, any applicable federal, state or local tax withholding requirements, which, if the Committee shall permit, may be satisfied by the withholding of shares of Restricted Stock with respect to which the Restricted Period has lapsed, subject to such terms and conditions as the Committee shall impose.

         9. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

         Please sign one of the two copies of this letter where indicated below and the attached Stock Power and return them to Linda Lewis, Manager, Executive Compensation (Phelps Dodge Corporation, One North Central Avenue, Phoenix, AZ

85004) at your earliest convenience. Please retain the other copy of this letter for your records.

                                                     PHELPS DODGE CORPORATION

                                                     By:
                                                        ------------------------
                                                        Senior Vice President

ACCEPTED AND AGREED TO:

----------------------------

Date:

----------------------------

[PHELPS DODGE CORPORATION LETTERHEAD]

_____ __, 2003

Phelps Dodge Corporation

                            Award of Restricted Stock

Dear :

         Phelps Dodge Corporation (the "Company") is pleased to confirm to you that at a meeting held on _____ __, 2003 ("Grant Date"), the Compensation and Management Development Committee of the Board of Directors of Phelps Dodge Corporation (the "Committee") awarded you __________ shares of Restricted Stock of the Company pursuant to the 2003 Stock Option and Restricted Stock Plan (the "Plan").

         This letter will confirm the following agreement between you and the Company pursuant to the Plan. Capitalized terms used herein that are not defined in the Award of Restricted Stock letter shall have the meanings assigned to such terms in the Plan. This award of Restricted Stock is subject to the terms and conditions of the Plan, as supplemented by this letter.

         1. Restriction on Transfer. Except as provided in paragraphs 3 and 4 below, the shares of Restricted Stock awarded to you hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered until the lapse of the applicable Restricted Period for these shares as set forth in subparagraphs 1. a., 1. b., and 1. c. below.

                  a. The Restricted Period for 25% of the shares of Restricted Stock issued pursuant to this award shall lapse on the third anniversary date of the Grant Date.

                  b. The Restricted Period for an additional 25% of the shares of Restricted Stock issued pursuant to this award shall lapse on the fourth anniversary date of the Grant Date.

                  c. The Restricted Period for the remaining 50% of the shares of Restricted Stock issued pursuant to this award shall lapse on the fifth anniversary date of the Grant Date.

         Notwithstanding the foregoing, if the Restricted Period for any shares of Restricted Stock would lapse during any "blackout period" as defined in
Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, then, unless otherwise determined by the Committee, the

Restricted Period for such shares shall not lapse until the first day following the expiration of such blackout period.

         2. Forfeiture of Restricted Stock. Except as provided in paragraph 3 below, if your employment with the Company and its Subsidiaries terminates prior to the end of any applicable Restricted Period for any reason including, without limitation, any termination by you or by the Company in its absolute discretion, your shares of Restricted Stock, for which the applicable Restricted Period has not lapsed, shall revert back to the Company without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock. In the case of such reversion, such shares shall be retransferred to the Company by means of the stock power referred to in paragraph 5 below.

         3. Death, Disability or Retirement. If your employment with the Company and its Subsidiaries terminates by reason of your death, your Disability or your Retirement (except for a termination occurring within six months of the Grant Date on account of your Disability or Retirement), any Restricted Period still in effect shall lapse upon your termination of employment.

         4. Change of Control. Any Restricted Period still in effect shall lapse in the event that, on or after the date six months after the Grant Date, a Change of Control occurs.

         5. Rights as a Shareholder. Subject to the provisions of paragraph 7 below, you shall have all the rights of a holder of Common Shares with respect to your Restricted Stock, including the right to vote the shares and to receive dividends. Notwithstanding the foregoing, your Restricted Stock shall be held by the Company prior to the lapse of the applicable Restricted Period and you shall deliver to the Company a stock power executed in blank in such form as the Company shall determine.

         6. Administration. The Plan is administered by the Committee and any interpretation or construction of the Plan or this letter by the Committee, and any determination made by the Committee pursuant to the Plan or this letter, shall be conclusive and binding on the Company, you and any other interested party.

         7. Conversion and Property Distributions. In the event your Restricted Stock is exchanged for or converted into securities other than Common Shares or in the event that any distribution is made with respect to such Restricted Stock either in Common Shares or in other property or by way of an extraordinary cash dividend, the securities or other property or cash that you receive shall be subject to the same restrictions as apply to your Restricted Stock, including those provided by the last sentence of paragraph 5 above.

         8. Withholding. You shall be required to pay, as a condition of receiving a share certificate without legend, any applicable federal, state or local tax withholding requirements, which, if the Committee shall permit, may be satisfied by the withholding of shares of Restricted Stock with respect to which the Restricted Period has lapsed, subject to such terms and conditions as the Committee shall impose.

         9. Governing Law. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

         Please sign one of the two copies of this letter where indicated below and the attached Stock Power and return them to Linda Lewis, Manager, Executive Compensation (Phelps Dodge Corporation, One North Central Avenue, Phoenix, AZ 85004) at your earliest convenience. Please retain the other copy of this letter for your records.

                                                     PHELPS DODGE CORPORATION

                                                     By:
                                                        ------------------------
                                                        Senior Vice President

ACCEPTED AND AGREED TO:

--------------------------------

Date:

--------------------------------

                                       3